UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 25, 2006
CORVEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-19291 (Commission File Number)	33-0282651 (IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California (Address of Principal Executive Offices)		92614 (Zip Code)
Registrant’s telephone number, including area code: (949) 851-1473
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On August 25, 2006, CorVel Corporation (the “Company”) issued a press release announcing the Company’s adoption of a pre-arranged stock purchase plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, to repurchase up to 200,000 shares of the Company’s common stock during the next three months. A copy of the press release, with a typographical correction in its title, is furnished herewith as Exhibit No. 99.1 and incorporated herein by reference.
     The information contained in this report and in the exhibit attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report shall not be deemed an admission as to the materiality of any information contained herein.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired
     Not Applicable
     (b) Pro Forma Financial Information
     Not Applicable
     (c) Shell Company Transactions
     Not Applicable
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 25, 2006 announcing CorVel Corporation’s adoption of a pre-arranged stock purchase plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934 as amended. (furnished herewith but not filed pursuant to Item 7.01).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION (Registrant)
Dated: August 28, 2006	/s/ V. GORDON CLEMONS
V. Gordon Clemons
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 25, 2006 announcing CorVel Corporation’s adoption of a pre-arranged stock purchase plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1943, as amended. (furnished herewith but not filed pursuant to Item 7.01).